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                                                                    EXHIBIT 99.2

ELECTION FORM         RETURN THIS FORM WITH YOUR STOCK CERTIFICATE(S) IN THE
                      [COLOR] ENCLOSED ENVELOPE TO EXCHANGE AGENT], ATTN:
                      [NAME], AS INDICATED BELOW:

GLACIER BANCORP,      BY MAIL: [ADDRESS]
INC. (GLACIER)        BY HAND: [ADDRESS]
                      BY OVERNIGHT DELIVERY: [ADDRESS]

CITIZENS BANK         DO NOT MAIL THIS ELECTION FORM TO GLACIER OR CITIZENS.
HOLDING COMPANY
(CITIZENS)            DIRECT ANY QUESTIONS TO [EXCHANGE AGENT] AT
                      [PHONE NUMBER].

1. ABOUT YOU AND YOUR SHARES -- Indicate Address Change as Necessary Below

                               Number of Shares        Certificate Number
                               ___________________     ______________________
                               ___________________     ______________________
[Attach Mailing Label Here]    ___________________     ______________________
                               ___________________     ______________________
                               TOTAL NUMBER OF CERTIFICATED SHARES
                               ENCLOSED:________

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2. ELECTION - If you own more than    All certificates for shares that are covered by your election or shares
100 Citizens shares, you may select   for which a properly completed Notice of Guaranteed Delivery is
one of the following options:         delivered, MUST accompany this form
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[ ] 1.Exchange all of my Citizens       [ ] 2.Exchange all of my Citizens
      shares for Glacier shares (the          shares for cash (the "ALL CASH
      "ALL STOCK ELECTION").                  ELECTION").

[ ] 3.Exchange all of my Citizens
      shares for a combination of 50%
      Glacier shares and 50% cash (the
      "COMBINATION ELECTION").

3. REQUIRED SIGNATURES -- All shareholders must      Social Security Number or
sign below. The shareholder whose Social Security    Employer Identification
Number or Employer Identification Number appears             Number
to the right must sign the W-9 Certification.             [XXX-XX-XXXX]

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                                                         W-9 CERTIFICATION -- I certify under penalties of perjury that the
X___________________________________________________     number shown above is my correct Taxpayer Identification Number (TIN),
Signature of Shareholder                        Date     that I have entered the correct TIN or that I am waiting for a TIN to be issued to me and I am not subject to withholding. If I fail to
X___________________________________________________     furnish my correct TIN, I may be subject to a penalty by the IRS.
Signature of Shareholder (if joint account)     Date     Also, such a failure would result in backup withholding of 30% of any payment made to me.

(_______) ___________-______________                     X__________________________________________________       ____________
Daytime Phone Number, including Area Code                SIGNATURE OF SHAREHOLDER WHOSE SOCIAL SECURITY NUMBER     DATE
                                                         OR EMPLOYER IDENTIFICATION NUMBER IS SHOWN ABOVE.
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4. LOST, MISSING OR DESTROYED CERTIFICATE(S)
To replace any lost, missing or destroyed certificates, please contact
[___________] at Citizens, the transfer agent for Citizens common stock, immediately at [________________]. Replacement of any lost, missing or destroyed certificates may require you to provide a bond, indemnity, or other reasonable assurances required by the [EXCHANGE AGENT] or Glacier.
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5. SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS                              6. SPECIAL DELIVERY INSTRUCTIONS
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The Glacier shares or check that you receive in the exchange will be     A Glacier stock certificate or a check will be mailed
issued in the name(s) printed in Section 1 unless you indicate a         to the person and address shown in Section 1 (or the
different name(s) below.  If you indicate a different name(s), your      person and address in Section 3, if completed) unless
signature and a Signature Guarantee are required, and the Substitute     you indicate a different address below:
Form W-9 on the reverse side must be completed by the new shareholder.

                                                                         ___________________________________________________
_____________________________________________________________            NAME
NAME                                                                     ___________________________________________________
_____________________________________________________________            ADDRESS
NAME (If Joint)
                                                                         ___________________________________________________
                                                                         CITY                    STATE                   ZIP
_____________________________________________________________
ADDRESS
_____________________________________________________________
CITY                         STATE                      ZIP

X____________________________________________________________
AUTHORIZED SIGNATURE(S)
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PLACE MEDALLION
SIGNATURE GUARANTEE HERE:

6. You must complete this Substitute Form W-9 only if you complete Section 3 or if the tax identification number shown in Section 2 is incorrect or missing.

                             PAYOR: [EXCHANGE AGENT]

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SUBSTITUTE FORM W-9 DEPARTMENT OF THE    REQUEST FOR TAXPAYER IDENTIFICATION NUMBER    GIVE FORM TO THE REQUESTER. DO NOT SEND TO
  TREASURY INTERNAL REVENUE SERVICE                  AND CERTIFICATION                                  THE IRS.
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          Name (if a joint account or you changed your name, see SPECIFIC INSTRUCTIONS on page _____ ): ____________________________
PLEASE
PRINT OR  Business name, if different from above (See Specific Instructions on page _________): ____________________________________
TYPE
          Check appropriate box: [ ]Individual/Sole proprietor [ ] Corporation [ ] Partnership [ ] Other
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                                                              Requester's name and address (optional):
_________________________________________________________
Address (number, street, and apt. or suite no.)               ________________________________________________
                                                              List account number(s) here (optional)
_________________________________________________________
City, State, and ZIP code                                     ________________________________________________
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PART I TAXPAYER IDENTIFICATION NUMBER (TIN)                                                                    PART II

                                                                                                               For Payees
Enter your TIN in the appropriate box.  For individuals, this is your       ______________________________     Exempt from
social security number (SSN).  However, if you are a resident alien or a        SOCIAL SECURITY NUMBER         Backup
sole proprietor, see the enclosed IRS Instructions for Completing                         OR                   Withholding
Substitute Form W-9 on page 2.  For other entities, it is your employer                                        (See the IRS
identification number (EIN).  If you do not have a number, see HOW TO       ______________________________     Instructions on
GET A TIN on page 2 of the IRS Instructions.                                EMPLOYER IDENTIFICATION NUMBER     page 2)
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NOTE: If the account is in more than one name, see the chart on page 3 of the
IRS Instructions for guidelines on whose number to enter.

PART III CERTIFICATION

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.    I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

SIGN HERE: _____________________________           DATE: ________________